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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 3, 2008

ATWOOD MINERALS AND MINING CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51403
(State or other jurisdiction of incorporation)	(Commission File No.)

1030 Denman St. Suite 125A
Vancouver, British Columbia
Canada V6G 2M6
(Address of principal executive offices and Zip Code)

(604) 818-2617
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 4.01      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

a)	On January 3, 2008, our board of directors approved the dismissal of Manning Elliott LLP, Chartered Accountants as our principle independent accountants.

Manning Elliott LLP’s report dated February 22, 2007 on our financial statements for the most recent fiscal years ended November 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audits of our financial statements for the most recent years ended November 30, 2006 and 2005 and in the subsequent interim periods through the date of resignation, there were no disagreements, resolved or not, with Manning Elliott LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Manning Elliott LLP, would have caused Manning Elliott LLP to make reference to the subject matter of the disagreement in connection with their report on the financial statements for such years.

During the years ended September 30, 2006 and 2005, and in the subsequent interim periods through the date of resignation, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

We provided Manning Elliott LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Manning Elliott LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

b)

On January 3, 2008, we engaged Michael T. Studer, CPA, at 45 Church Street, P.O. Box 430, Freeport, New York 11520, an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors.

During the years ended November 30, 2006 and 2005, and the subsequent interim periods through the date hereof, we have not, nor has any person on our behalf, consulted with Michael T. Studer, CPA P.C., regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has Michael T. Studer, CPA P.C., provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

16.1	Letter from Manning Elliott LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 9th day of January, 2008.

ATWOOD MINERALS AND MINING CORP.

BY:  WALTER BRENNER
        Walter Brenner
        President, Principal Executive Officer, Principal
        Financial Officer, Principal Accounting Officer,
        Secretary, Treasurer and sole Director

EXHIBIT INDEX

Exhibits	Document Description

16.1	Letter from Manning Elliott LLP